                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 7, 1998



                         FLEXTRONICS INTERNATIONAL LTD.
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             (Exact name of Registrant as specified in its charter)




                                    SINGAPORE
            --------------------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-23354                                           NOT APPLICABLE
---------------------------                          ---------------------------
      (Commission                                          (IRS Employer
       File Number)                                     Identification No.)


 514 CHAI CHEE LANE, #04-13, BEDOK INDUSTRIAL ESTATE, SINGAPORE    469029
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          (Address of principal executive offices)               (Zip Code)



                                  (65) 449-5255
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

     On December 7, 1998, Flextronics International Ltd. ("Flextronics") entered into an Underwriting Agreement (the "Underwriting Agreement") with NationsBanc Montgomery Securities LLP providing for the public offering of 3,700,000 Ordinary Shares of Flextronics, 2,700,000 of which are being offered by Flextronics and 1,000,000 of which are being offered by subsidiaries of Royal Philips Electronics, at a public offering price of $72.50 per share.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     The following exhibits are filed herewith:

     1.01 Underwriting Agreement dated as of December 7, 1998 between Flextronics International Ltd. and NationsBanc Montgomery Securities LLC.

     5.01   Opinion of Allen & Gledhill.

     99.01  Press release dated December 7, 1998.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       FLEXTRONICS INTERNATIONAL LTD.



Date: December 9, 1998                 By: /s/ Robert R. B. Dykes
                                           -------------------------------------
                                           Robert R. B. Dykes
                                           Senior Vice President of Finance
                                           and Administration


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

                                  EXHIBIT INDEX



     1.01 Underwriting Agreement dated as of December 7, 1998 between Flextronics International Ltd. and NationsBanc Montgomery Securities LLC.

     5.01   Opinion of Allen & Gledhill.

     99.01  Press release dated December 7, 1998.